Exhibit 4.16

SHARE PURCHASE AGREEMENT

BY AND AMONG

FIBROGEN CHINA ANEMIA HOLDINGS, LTD.

AND

THE PURCHASERS PARTY HERETO

DATED JULY 11, 2012

TABLE OF CONTENTS

(continued)

		Page

4.7.	No Finder’s Fees	9
4.8.	Amendments and Waivers	9
4.9.	Severability	9
4.10.	Delays or Omissions	9
4.11.	Entire Agreement	9
4.12.	Corporate Securities Law	9
4.13.	Dispute Resolution	10

TABLE OF CONTENTS

(continued)

Exhibit A -	SCHEDULE OF PURCHASERS

Exhibit B -	AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

Exhibit C -	DISCLOSURE SCHEDULE

Exhibit D -	SHAREHOLDERS’ AGREEMENT

SERIES A PREFERENCE SHARE PURCHASE AGREEMENT

THIS SERIES A PREFERENCE SHARE PURCHASE AGREEMENT is made as of the 11th day of July, 2012 by and among FibroGen China Anemia Holdings, Ltd., a Cayman Islands exempted company limited by shares (the “Company”), and the investors listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

The parties hereby agree as follows:

1. Purchase and Sale of Series A Preference Shares.

1.1. Sale and Issuance of Series A Preference Shares. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of Series A Preference Shares, $0.0001 par value per share (the “Series A Preference Shares”), set forth opposite each Purchaser’s name on Exhibit A, at a purchase price of $1.00 per share, for the aggregate consideration set forth opposite each such Purchaser’s name on Exhibit A, which shall be paid to the Company in accordance with Section 1.2 below. The Series A Preference Shares issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”

1.2. Closing; Delivery.

(a) Subject to the provisions of Section 1.2(b), the closing of the transactions contemplated hereby shall take place at 12:00 p.m., on July 11, 2012 or at such other time and place or at such additional times as the Company determines appropriate (each such time and place are designated as the “Closing” and the “Closing Date”). At the Closing, each Purchaser shall deliver by check, or by wire transfer of immediately available funds to the address or to the bank account designated in writing by the Company, the aggregate purchase price amount set forth opposite such Purchaser’s name on Exhibit A, and, upon receipt of such funds, the Company shall issue to such Purchaser, and record in the register of members of the Company such Purchaser’s ownership of, that number of Shares set forth opposite such Purchaser’s name on Exhibit A.

(b) Notwithstanding the foregoing, if the Company determines, in its sole discretion, that the proceeds to the Company resulting from the issuance of Shares pursuant to this Agreement will be less than USD$2,500,000, the Company may determine a later date on which the Closing shall take place, which such later date shall be the “Closing Date” for all purposes hereunder and under any other Transaction Document; provided, however, that if the Closing shall not have occurred within 60 days following the date specified in Section 1.2(a) above, this Agreement may be terminated by the Company upon the delivery of written notice to the Purchasers, or by any Purchaser (with respect to such Purchaser) by delivery of written notice to the Company.

(c) The Company shall adopt and file with the Registrar of Companies in the Cayman Islands on or before the Closing Date the Amended and Restated Memorandum of Association (the “Restated Memorandum”) and the Amended and Restated Articles of

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Association of the Company in the form of Exhibit B attached to this Agreement (the “Restated Articles”).

1.3. Defined Terms Used in this Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. As used in this definition, “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, contract, or otherwise.

(b) “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in San Francisco, California, or the office of the Registrar of Companies in the Cayman Islands, are authorized or required by law to close.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Company Intellectual Property” means all patents and patent applications, trademarks and trademark applications, service marks and service mark applications, trade names, copyrights, trade secrets, domain names, and any other proprietary rights, information, and processes, and any tangible embodiments of any of the foregoing, owned or used by the Company in the conduct of the Company’s business as now conducted. “Shareholders Agreement” means the agreement among the Company and the Purchasers, dated as of the Closing Date, in the form of Exhibit D attached to this Agreement.

(e) “Knowledge,” with respect to the Company, including the phrase “to the Company’s knowledge,” shall mean the actual knowledge of the Chief Executive Officer of the Company.

(f) “Material Adverse Effect” means a material adverse effect on the business, assets, financial condition, or results of operations of the Company, except for any such effects resulting from or relating to (i) the negotiation, execution, announcement or performance of this Agreement or the consummation of the transactions contemplated by this Agreement; (ii) any matter set forth in the Disclosure Schedule; (iii) changes in general business, economic or financial market conditions; (iv) changes in national or international political or social conditions; (v) the failure of the Company to achieve any periodic earnings, revenue, expense or other estimated projections or budget; (vi) changes to financial, banking or securities markets; (vii) changes in laws, regulations, or other requirements of any governmental authority; and (viii) changes in U.S. GAAP or its application.

(g) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

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(h) “Purchaser” has the meaning set forth in the Preamble.

(i) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(j) “Shares” means the shares of Series A Preference Shares issued at the Closing.

(k) “Transaction Agreements” means this Agreement and the Shareholders’ Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule attached as Exhibit C to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and correct as of the date hereof and as of the Closing Date, except for such representations and warranties made as of a specific date, which shall be true and correct as of such date. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

2.1. Organization, Good Standing, Corporate Power and Qualification. The Company is an exempted company limited by shares duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

2.2. Capitalization.

(a) As of the date hereof the authorized capital of the Company consists of, and immediately prior to the Closing on the Closing Date, the authorized capital of the Company shall be $35,000 divided into:

(i) 250,000,000 common shares, $0.0001 par value per share (the “Common Shares”), 78,000,000 shares of which are issued and outstanding. The Company holds no Common Shares in its treasury.

(ii) 100,000,000 Preference Shares, $0.0001 par value per share of which 50,000,000 shares have been designated a separate class of shares called Series A Preference Shares, $0.0001 par value per share, none of which are issued and outstanding. The rights, privileges and preferences of the Preference Shares and the Series A Preference Shares are as stated in the Restated Articles and as provided by the Cayman Islands Companies Law (Revised).

(b) Except for (i) the conversion privileges of the Shares (as set forth in the Restated Articles), (ii) as set forth in the Shareholders’ Agreement, and (iii) the securities and rights described in Subsection 2.2(b)(iii) of the Disclosure Schedule, there are no

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outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, relating to the issuance, purchase, voting, or transfer the Shares or any securities convertible into or exchangeable for shares of Common Shares or Series A Preference Shares.

2.3. Authorization. All action required to be taken by the Company’s Board of Directors and members in order to authorize the Company to enter into the Transaction Agreements, and to issue the Shares at the Closing and the Common Shares issuable upon conversion of the. Shares, has been taken or will be taken prior to the Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4. Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements and the Restated Articles, applicable United States state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement and subject to the filings described in Subsection 2.5(ii) below, the Shares will be issued in compliance with all applicable United States federal and state securities laws. The Common Shares issuable upon conversion of the Shares as of the Closing Date have been duly reserved for issuance, and upon issuance in accordance with the terms of the Restated Articles, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements and the Restated Articles, applicable United States federal and state securities laws and liens or encumbrances created by or imposed by a Purchaser. Based in part upon the representations of the Purchasers in Section 3 of this Agreement, and subject to Subsection 2.5 below, the Common Shares issuable upon conversion of the Shares will be issued in compliance with all applicable United States federal and state securities laws.

2.5. Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the Restated Articles, which will be filed on or prior to the Closing Date, and (ii) filings required under applicable United States state securities laws, if any, which have been made or will be made following the Closing in accordance with applicable law or regulation.

2.6. Intellectual Property. To the best of the Company’s knowledge, the Company owns or possesses or believes it can acquire on commercially reasonable terms sufficient legal rights to all Company Intellectual Property without any known infringement of, the rights of others.

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2.7. Compliance with Other Instruments. The Company is not, to its knowledge, in violation of or default under (i) as of the Closing Date, of any provisions of its Restated Memorandum, (ii) as of the Closing Date, of any provisions of the Restated Articles, (iii) any instrument, judgment, order, writ or decree, (iv) any note, indenture or mortgage, (v) any lease, agreement, contract or purchase order to which it is a party or by which it is bound that is required to be listed on the Disclosure Schedule, or (vi) of any provision of law, rule or regulation of any governmental authority applicable to the Company, in the case of each of clauses (iii) – (vi) except as would not have a Material Adverse Effect.

2.8. Certain Transactions.

(a) Other than (i) standard employee benefits generally made available to all employees, and (ii) any director and officer indemnification and share purchase agreements approved by the Board of Directors, there are no material agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or key employees.

2.9. Rights of Registration and Voting Rights. Except as may be provided in the Shareholders’ Agreement, the Company is not under any obligation to register under the Securities Act or similar foreign statute, rule or regulation, any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, except as contemplated in the Shareholders’ Agreement, no shareholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

2.10. Tax Returns and Payments. There are no taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable governmental agency. The Company has duly and timely filed all tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that:

3.1. Authorization. The Purchaser has, as applicable, full legal capacity, power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2. Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be

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acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3. Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the financing memorandum previously distributed by the Company to the Purchaser.

3.4. Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, or the Common Shares into which the Shares may be converted, for resale except as set forth in the Shareholders’ Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5. No Public Market. The Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

3.6. Legends. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES ACT, INCLUDING THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDERS, A COPY OF WHICH IS AVAILABLE ON REQUEST FROM THE COMPANY, AND WHICH INCLUDES, AMONG OTHER PROVISIONS, A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY ON ALL TRANSFERS OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.”

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(a) Any legend set forth in, or required by, the other Transaction Agreements.

(b) Any legend required by the securities laws of any state or other jurisdiction to the extent such laws are applicable to the Shares represented by the certificate so legended.

3.7. Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8. Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction, and the Purchaser’s subscription will not affect the status of the Company or its subsidiaries to do business in China using a wholly foreign owned entity (WFOE).

3.9. No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

3.10. Exculpation. The Purchaser acknowledges that it is not relying upon any Person in making its investment or decision to invest in the Company and the Company makes no representations or warranties as to the accuracy or completeness of the information contained in the information provided to Purchaser, other than as set forth in Section 2 of this Agreement. The Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

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3.11. Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on Exhibit A.

4. Miscellaneous.

4.1. Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in this Agreement shall survive for one (1) year after the execution and delivery of this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

4.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3. Governing Law. This Agreement shall be governed by the internal law of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Subsection 4.6. If notice is given to the Company, a copy

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shall also be sent to FibroGen, Inc., Corporate Legal Department, 409 Illinois St., San Francisco, CA 94158, USA.

4.7. No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible.

4.8. Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived (a) prior to the Closing, only with the written consent of the Company and each Purchaser then party hereto, and (b) following the Closing, only with the written consent of the Company and holders of at least fifty (50%) of the then-outstanding Shares. Any amendment or waiver effected in accordance with this Subsection 4.8 shall be binding upon the Purchasers and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

4.9. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.10. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.11. Entire Agreement. This Agreement (including the Exhibits hereto), the Restated Articles and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

4.12. Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

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4.13. Dispute Resolution.

(a) Any unresolved controversy or claim arising out of or relating to this Agreement, except as otherwise provided in this Agreement, shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by JAMS, Inc. (“JAMS”), then by one arbitrator having reasonable experience in transactions of the type provided for in this Agreement and who is chosen by JAMS. The arbitration shall take place in San Francisco, California, in accordance with JAMS’ Comprehensive Arbitration Rules and Procedures rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

(b) Each party will bear its own costs in respect of any disputes arising under this Agreement, provided that the prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Northern California or any court of the State of California having subject matter jurisdiction.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

COMPANY:	FIBROGEN CHINA
ANEMIA HOLDINGS, LTD.

By:	/s/ Thomas B. Neff

Name:	Thomas B. Neff

Title:	Chief Executive Officer

Address:	c/o FibroGen, Inc. 409 Illinois Street San Francisco, CA 94158

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

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PURCHASERS:

GARY HARMON ANDERSON
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Gary Harmon Anderson
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	10,000

Aggregate Purchase Price (@$1.00 per share):	$10,000.00

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Charles Antell
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Charles Antell
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	1,000,000

Aggregate Purchase Price (@$1.00 per share):	$1,000,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

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PURCHASERS:

MARIA TERESA ARNAL
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Maria Teresa Arnal
(Signature)

Name:	MARIA TERESA ARNAL
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	100,000

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

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PURCHASERS:

Bradford T. Beeson
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Bradford T. Beeson
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	20,000

Aggregate Purchase Price (@$1.00 per share):	$20,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

PURCHASERS:

Bruce H. Beeson
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Bruce H. Beeson
(Signature)

Name:	Bruce H. Beeson
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	14,800

Aggregate Purchase Price (@$1.00 per share):	$14,800.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

PURCHASERS:

Matthew S. Beeson
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Matthew S. Beeson
(Signature)

Name:	Matthew S. Beeson
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	10,000

Aggregate Purchase Price (@$1.00 per share):	$10,000.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

PURCHASERS:

William H. Beeson
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ William H. Beeson
(Signature)

Name:	William H. Beeson
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	8,000

Aggregate Purchase Price (@$1.00 per share):	$8,000.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

PURCHASERS:

Dan Brecher
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Dan Brecher
(Signature)

Name:	Dan Brecher
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	65,000

Aggregate Purchase Price (@$1.00 per share):	$65,000.00

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

SABIN WYATT CARR JR
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Sabin Wyatt Carr Jr
(Signature)

Name:	SABIN WYATT CARR JR.
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	28,000

Aggregate Purchase Price (@$1.00 per share):	$28,000.00

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Curious Gems, LLC
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Winston Cutshall
(Signature)

Name:	Winston Cutshall
(print)

Title:	Sole member.

Address:	4501 Highland Dr
Dallas, TX 75205
USA

Number of Shares of Series A Preferred Stock Purchased:	7500

Aggregate Purchase Price (@$1.00 per share):	7500.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Dallas Mineral Partners, LLC
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Robert E. Howard
(Signature)

Name:	Robert E. Howard
(print)

Title:	Sole Member.

Address:	8214 Westchester Dr.
Suite 740
Dallas, TX 75225

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000

#2125 $50,000
#2122 $50,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Eli Investments Inc.
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Steven Gold

(Signature)

Name:	Steven Gold

(print)

Title:	President

Address: 421 Ponte Vedra Blvd.
Ponte Vedra Beach FL 32082

Number of Shares of Series A Preferred Stock Purchased:	7,500

Aggregate Purchase Price (@$1.00 per share):	7,500

Method of Payment:	Check X

Wire transfer

PURCHASERS:

ROBERT J. FINEGAN
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Robert J. Finegan
(Signature)

Name:	Robert J. Finegan
(print)

Title:	Sr. Vice Pres
Stifel Nicolaus & Company Incorporated

Address: 5956 Sherry Lane Suite 875 Dallas, TX 75225

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000.00

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

FREDERICK CRAWFORD GROGANS
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Frederick Crawford Grogans
(Signature)

Name:	FREDERICK CRAWFORD GROGANS
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Mark & Janice Gold
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Mark Gold
/s/ Janice Gold

(Signature)

Name:

(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	7500

Aggregate Purchase Price (@$1.00 per share):	7500

Method of Payment:	Check X

Wire transfer

PURCHASERS:

Grama Ventures LLC
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Roberto Rosenkranz
(Signature)

Name:	Roberto Rosenkranz
(print)

Title:	President

Address:	P.O. Box 8
Menlo Park, CA 94026

Number of Shares of Series A Preferred Stock Purchased:	350,000

Aggregate Purchase Price (@$1.00 per share):	$350,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Jaime Kalb Gout
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Jaime Kalb Gout
(Signature)

Name:	Jaime Kalb Gout
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	150,000

Aggregate Purchase Price (@$1.00 per share):	$150,000.00

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

DAHLIA W. GRANT IRA.
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Dahlia W. Grant
(Signature)

Name:	DAHLIA W. GRANT
(print)

Title:	CUSTODIAN

Address:

Number of Shares of Series A Preferred Stock Purchased:	30,000

Aggregate Purchase Price (@$1.00 per share):	$30,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

HARVEY A. HERMAN LIVING TRUST
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Harvey A. Herman
(Signature)

Name:	HARVEY A. HERMAN
(print)

Title:	Trustee

Address:

Number of Shares of Series A Preferred Stock Purchased:	175,000

Aggregate Purchase Price (@$1.00 per share):	$175,000	xx
100

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Winton A. Jackson, Jr
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Winton A. Jackson, Jr
(Signature)

Name:
(print)

Title:

Address:

* please issue a stock certificate

Number of Shares of Series A Preferred Stock Purchased:	50,000

Aggregate Purchase Price (@$1.00 per share):	$50,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

JOSCAR INVESTMENT, LTD
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Joe O. Neuhoff Jr
(Signature)

Name:	JOE O. NEUHOFF JR
(print)

Title:	GEN PARTNER

Address:	4023 SINGLETON BLVD
DALLAS TX 75212

Number of Shares of Series A Preferred Stock Purchased:	50,000

Aggregate Purchase Price (@$1.00 per share):	50,000.00

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

FRED C. KENNEDY
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Fred C. Kennedy
(Signature)

Name:	FRED C. KENNEDY
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000.00

Method of Payment:	Check ✓ (ENCLOSED)

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Kesef Investments, LLC – Class V

Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Michael F. Solomon
(Signature)

Name:	Michael F. Solomon
(print)

Title:	Managing Member

Address:	555 California St., 12th Floor
San Francisco, CA 94104

Number of Shares of Series A Preferred Stock Purchased:	60,000

Aggregate Purchase Price (@$1.00 per share):	$60,000

Method of Payment:	Check

Wire transfer ✓

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Lai Family Trust
Dated December 14, 1993
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Cordelia Y Lai
(Signature)

Name:	Cordelia Y Lai
(print)

Title:	Trustee

Address:

Number of Shares of Series A Preferred Stock Purchased:	300,000

Aggregate Purchase Price (@$1.00 per share):	$300,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Schuyler B. Marshall
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Schuyler B. Marshall
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	30,000

Aggregate Purchase Price (@$1.00 per share):	$30,000

Method of Payment:	Check

Wire transfer ✓

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Dennis Mensch
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Dennis Mensch
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	75,000

Aggregate Purchase Price (@$1.00 per share):	$75,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

NEO VENTURES, LLC
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Adam C. Wagner
(Signature)

Name:	Adam C. Wagner
Title	Sole Member

Address:

2630 Exposition Blvd., Ste 120
Austin, TX 78703
(512) 477-0041 (w)
(512) 477-0676 (f)

Number of Shares of Series A Preferred Stock Purchased:	250,000

Aggregate Purchase Price (@$1.00 per share):	$250,000

Method of Payment:	Check

Wire transfer XX

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

André F. and Suellen S. Perold
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ André F. Perold & /s/ Suellen S. Perold
(Signature)

Name:	André F. and Suellen S. Perold
(print)

Title

Address:

Number of Shares of Series A Preferred Stock Purchased:	200,000

Aggregate Purchase Price (@$1.00 per share):	$200,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Peter A. Wish Revocable Trust dtd 12/23/92
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Peter A. Wish
(Signature)

Name:	Dr. Peter A. Wish
(print)

Title:	Trustee

Address:

Number of Shares of Series A Preferred Stock Purchased:	10,000

Aggregate Purchase Price (@$1.00 per share):	10,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Matthew J. Pickett
Julia R. Pickett
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Matthew J. Pickett
/s/ Julia R. Pickett
(Signature)

Name:	Matthew J. Pickett
Julia R. Pickett
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	25,000

Aggregate Purchase Price (@$1.00 per share):	$25,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Primrose Partners, Ltd.
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Bruce H. Beeson
(Signature)

Name:	Bruce H. Beeson
(print)

Title:	General Partner

Address:	P.O. Box 101752
Fort Worth, TX 76185

3737 South Hills Ave
Ft. Worth, TX 76109

Number of Shares of Series A Preferred Stock Purchased:	2,200

Aggregate Purchase Price (@$1.00 per share):	$2,200

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

RRC BioFund, LP.
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ James Silverman
(Signature)

Name:	James Silverman
(print)

Title:	President

Address:	217R Concorn Ave
Cambridge, MA 02138

Number of Shares of Series A Preferred Stock Purchased:	1,000,000

Aggregate Purchase Price (@$1.00 per share):	$1,000,000

Method of Payment:	Check

Wire transfer ✓

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Michael Salinaro
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Michael Salinaro
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	150000

Aggregate Purchase Price (@$1.00 per share):	150000

Method of Payment:	Check

Wire transfer ✓

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

R. Randolph Scott
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ R. Randolph Scott
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000

Method of Payment:	Check #111

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

David J. Shorms
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ David J. Shorms
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	200,000

Aggregate Purchase Price (@$1.00 per share):	$200,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Anthony F. Sinclair
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Anthony F. Sinclair
(Signature)

Name:	Anthony F. Sinclair
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	$7,500.00

Aggregate Purchase Price (@$1.00 per share):	$7,500.00

Method of Payment:	Check X #5216

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Richard A. Smith
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Richard A. Smith
(Signature)

Name:
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	30,000

Aggregate Purchase Price (@$1.00 per share):	$30,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Stern Family Trust
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Julian N. Stern, Trustee
(Signature)

Name:	Julian N. Stern
(print)

Title:	Trustee

Address:

Number of Shares of Series A Preferred Stock Purchased:	500,000

Aggregate Purchase Price (@$1.00 per share):	$500,000

Method of Payment:	Check

Wire transfer ✓

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Peter & Mary Jane Suzman, JTWRS
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Peter Suzman
(Signature)

Name:	Julian N. Stern
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	70,000

Aggregate Purchase Price (@$1.00 per share):	$70,000

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

THE NINETY-SIX CORPORATION
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Fred C. Kennedy
(Signature)

Name:	Fred C. Kennedy
(print)

Title:	Vice-President

Address:	500 W Texas Ave #655
Midland, TX 79701

Number of Shares of Series A Preferred Stock Purchased:	250,000

Aggregate Purchase Price (@$1.00 per share):	$250,000

Method of Payment:	Check ✓ (enclosed)

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

C. Thomas Tull & Carole L. Tull JT TEN
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ C. Thomas Tull /s/ Carole L. Tull
(Signature)

Name:	C. Thomas Tull & Carole L. Tull
(print)

Title:	—

Address:

Number of Shares of Series A Preferred Stock Purchased:	300,000

Aggregate Purchase Price (@$1.00 per share):	$300,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Dominik E. Zehnder
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Dominik E. Zehnder
(Signature)

Name:	Dominik E. Zehnder
(print)

Title:	—

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000

Method of Payment:	Check

Wire transfer ✓

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

RJS Virginia LLC
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ James Silverman
(Signature)

Name:	James Silverman
(print)

Title:	Partner

Address:	29 Colonial Way
Weston, MA 02493

Number of Shares of Series A Preferred Stock Purchased:	150,000

Aggregate Purchase Price (@$1.00 per share):	$150,000

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Eric Zwisler
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Eric Zwisler
(Signature)

Name:	Eric Zwisler
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	200,000

Aggregate Purchase Price (@$1.00 per share):	$200,000

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Laurie Sands Harrison
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Laurie Sands Harrison
(Signature)

Name:	Laurie Sands Harrison
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	30,000

Aggregate Purchase Price (@$1.00 per share):	$30,000.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Patrick B. Sands
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Patrick B. Sands
(Signature)

Name:	Patrick B. Sands
(print)

Title:	Separate Property

Address:

Number of Shares of Series A Preferred Stock Purchased:	30,000

Aggregate Purchase Price (@$1.00 per share):	$30,000.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Toni A. Evans
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Toni A. Evans
(Signature)

Name:	Toni A. Evans
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	25,000

Aggregate Purchase Price (@$1.00 per share):	$25,000.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Ken D. Mindell
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Ken D. Mindell
(Signature)

Name:	Ken D. Mindell
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	50,000

Aggregate Purchase Price (@$1.00 per share):	$50,000.00

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

The Lai Family Trust
Dated December 14, 1993
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Cordelia Y Lai
(Signature)

Name:	Cordelia Y Lai
(print)

Title:	Trustee

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000

Aggregate Purchase Price (@$1.00 per share):	$100,000.00

Method of Payment:	Check ✓

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Grama Ventures LLC
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Roberto Rosenkranz
(Signature)

Name:	Roberto Rosenkranz
(print)

Title:	President

Address:

Number of Shares of Series A Preferred Stock Purchased:

Aggregate Purchase Price (@$1.00 per share):	$100,000

Method of Payment:	Check X

Wire transfer

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

Lyda Hunt-Herbert Trusts -
Lyda Bunker Hunt
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Walter P. Roach, Trustee
(Signature) Walter P. Roach, Trustee

By:	/s/ James Parker, Trustee
James L. Parker, Trustee

Address:

Number of Shares of Series A Preferred Stock Purchased:	25,000

Aggregate Purchase Price (@$1.00 per share):	$25,000.00

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

BALBIR SINGH BINDRA
Exact name of Purchaser
(as it should appear in the Register of Members):

By:
(Signature)

/s/ Balbir Singh Bindra

Name: Balbir Singh Bindra
(print)

Title: Mr

Address:

Number of Shares of Series A Preferred Stock Purchased:	25,000

Aggregate Purchase Price (@$1.00 per share):	USD25,000

Method of Payment:	Check

Wire transfer Yes

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

David Merrylees
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ David Merrylees
(Signature)

Name:	David Merrylees
(print)

Title:	MR

Address:

Number of Shares of Series A Preferred Stock Purchased:	100,000 (one hundred thousand)

Aggregate Purchase Price (@$1.00 per share):	US$100,000.00

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

GABRIELA KALB GOUT
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Gabriela Kalb Gout
(Signature)

Name:	GABRIELA KALB GOUT
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	25,000

Aggregate Purchase Price (@$1.00 per share):	$25,000.—

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential

PURCHASERS:

MAURICIO REYNAUD DE LA LAMA
Exact name of Purchaser
(as it should appear in the Register of Members):

By:	/s/ Mauricio Reynaud De La Lama
(Signature)

Name:	MAURICIO REYNAUD DE LA LAMA
(print)

Title:

Address:

Number of Shares of Series A Preferred Stock Purchased:	25,000

Aggregate Purchase Price (@$1.00 per share):	$25,000.—

Method of Payment:	Check

Wire transfer X

SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT

Share Purchase Agreement	Confidential